SUBSCRIPTION AGREEMENT

(Regulation S Offering For Non-U.S. Persons)

SENTRY PETROLEUM LTD.

SUBSCRIPTION AGREEMENT between Sentry Petroleum Ltd., a Nevada corporation (the “Company”) and the undersigned (the “Subscriber”).

WHEREAS:

A.

The Company desires to offer for sale pursuant to Regulation S of the United States Securities Act of 1933 (the “Act”) (the “Offering”) 1,162,987 Common Shares ($ 3.0 million) (the “Shares”) at an average offering price of $2.58 per Share in the currency of the United States.

B.

The Subscriber desires to acquire the number of Shares of the Offering pursuant to table 1 as set forth on the signature page hereof on the terms and subject to the conditions of this Subscription Agreement. The undersigned hereby irrevocably subscribes for the purchase of Shares, pursuant to and in accordance with the terms and conditions of this Subscription Agreement, and herewith makes payment, covering the purchase of the Shares, which should be delivered to the undersigned at the address stated below.

C.

The undersigned agrees that:  (1) the undersigned will not offer, sell, transfer or otherwise dispose of any such securities, unless either (a) a registration statement, or post-effective amendment thereto, covering such securities have been filed with the Securities and Exchange Commission (“Commission”) pursuant to the Act , and such sale, transfer or other disposition is accompanied by a prospectus meeting the requirements of Section 10 of the Act forming a part of such registration statement, or post-effective amendment thereto, which is in effect under the Act covering the Shares to be so sold, transferred or otherwise disposed of, or (b) counsel to the Company satisfactory to the undersigned has rendered an opinion in writing and addressed to the Company that such proposed offer, sale, transfer or other disposition of the securities is exempt from the provisions of Section 5 of the Act in view of the circumstances of such proposed offer, sale, transfer or other disposition; (2) the Company may notify the transfer agent for its Common Stock that the certificates for the common stock acquired by the undersigned are not to be transferred unless the transfer agent receives advice from the Company that one or both of the conditions referred to in (1)(a) and (1)(b) above have been satisfied; and (3) the Company may affix the legend set forth in Section 3.1 of the Warrant to the certificates for Shares hereby subscribed for, if such legend is applicable.

The following information is furnished as the undersigned’s subscription for Shares issued by the Company, consisting of shares of common stock, $0.0001 par value per share,  and for you to determine whether I am qualified to purchase Shares from the Company pursuant to Regulation S promulgated under the Act.  I, the undersigned, understand that you will rely upon the following information for purposes of such determination, and that the Shares will not be registered under the Act in reliance upon the exemption from registration provided by Regulation S promulgated under the Act.

ALL INFORMATION CONTAINED IN THIS SUBSCRIPTION AGREEMENT WILL BE TREATED CONFIDENTIALLY. However, it is agreed that you may present this document to such parties as you deem appropriate if called upon to establish that the proposed offer and sale of the Shares is exempt from registration under the Act or meets the requirements of applicable state securities laws.  I understand that if I make a false statement, it will constitute a violation of my representations and warranties under this Subscription Agreement and may also constitute a violation of law, for which the Company can make a claim for damages against me.  My investment in the Shares will not be accepted until the Company determines that I satisfy all of the conditions set forth in Regulation S.

1.

Representations and Warranties.  I, the undersigned, represent and warrant as follows:

(a)

I have carefully reviewed all information filed by the Company with the Commission (collectively the “SEC Filings”), and have relied solely on the information contained therein, and information otherwise provided to me in writing by the Company.   I understand that all documents, records and books pertaining to this investment have been made available by the Company for inspection by me or my attorney and accountant.  I am familiar with the Company’s business objectives and the financial arrangements in connection therewith.  The Shares I am purchasing are the kind of securities that I wish to hold for investment and the nature of the Shares are consistent with my investment program. My advisor(s) and I have had a reasonable opportunity to ask questions of and receive answers from the officers and directors of the Company concerning the Company and the Shares.  All such questions have been answered to my full satisfaction.  I, or my representatives, have made such investigation of the facts and circumstances set forth in the SEC Filings and exhibits thereto in connection with any purchase of the Shares as I have deemed necessary.  No representations have been made or information furnished to me or my advisor(s) relating to the Company or the Shares that are in any way inconsistent with the SEC Filings.

(b)

As purchaser, I am not a “U.S. Person” as defined by Regulation S of the Act and am not acquiring the Shares for the account or benefit of a U.S. Person.  A “U.S. Person” is defined by Regulation S of the Act to be any person who is:  (i) Any natural person resident in the United States; (ii) Any partnership or corporation organized or incorporated under the laws of the United States; (iii) Any estate of which any executor or administrator is a U.S. person; (iv) Any trust of which any trustee is a U.S. person; (v) Any agency or branch of a foreign entity located in the United States; (vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (viii) Any partnership or corporation if: (A) Organized or incorporated under the laws of any foreign jurisdiction; and (B) Formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

(c)

Subject to the terms and conditions hereof, I hereby irrevocably tender this Subscription Agreement for the purchase of the Shares indicated below and shall pay for such Shares in the manner set forth herein.  I am aware that the subscription made herein is irrevocable, but that the Company has the unconditional right to accept or reject this subscription, in whole or in part, and that the sale of the Shares pursuant hereto is subject to the approval of certain legal matters by legal counsel and to other conditions.  If my subscription is not accepted for any reason whatsoever my money will be returned in full, without any interest that may be earned thereon, and the Company will be relieved of any responsibility or liability that might be deemed to arise out of my offer to subscribe for the Shares.

(d)

I have carefully reviewed the SEC Filings.  I have such knowledge and experience in business and financial matters as will enable me to evaluate the merits and risks of the prospective investment and to make an informed investment decision.  I am also aware that no governmental agency has reviewed or endorsed the Shares and that the Shares involve a high degree of economic risk.

(e)

I have satisfied myself as to the full observance of the laws of my jurisdiction in connection with any invitation to subscribe for the Shares and/or any use of this Agreement, including (i) the legal requirements within my jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares

(f)

I have been advised and am fully aware that investing in the Shares is a speculative and uncertain undertaking, the advantages and benefits of which are generally limited to a certain class of investors, and that the Shares may be sold only to persons who understand the nature of the proposed operations of the Company and for whom the investment is suitable.  I represent that I meet such suitability requirements.

(g)

I have relied on my own tax and legal adviser and my own investment counselor with respect to the income tax and investment considerations of investing in the Shares.

(h)

I understand that the Company has not registered the Shares under the Act, or the applicable laws of any other jurisdiction, in reliance on exemptions from registration.  I further understand that such exemptions depend upon my investment intent at the time I acquire the Shares.  I therefore represent and warrant that I am purchasing the Shares for my own account for investment, not as a nominee or agent, without any present intention to distribution, assignment, resale or other transfer of the Shares in any manner which would result in a violation of Regulation S or any other provision of United States securities laws.  Except as specifically stated herein, no other person has a direct or indirect beneficial interest in the Shares.  Because the Shares are not registered, I am aware that I must hold them indefinitely unless they are registered under the Act or I must obtain exemptions from such registration.  I acknowledge that the Company is under no duty to register the Shares or comply with any exemption in connection with my sale, transfer or other disposition under applicable rules and regulations. I understand that if I desire to sell, assign, transfer, hypothecate or in any way alienate or encumber the Shares in the future, the Company can require that I provide, at my own expense, an opinion of counsel satisfactory to the Company to the effect that such action will not result in a violation of applicable federal or state securities laws and regulations or other applicable federal or state laws and regulations.

(i)

The solicitation of an offer to purchase the Shares was directly communicated to me.  At no time was I presented with or solicited by or through any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement or any other form of general advertising in connection with such communicated offer.

(j)

I recognize that my investment in the Shares involves certain risks and I have taken full cognizance of and understand all of the risk factors related to the business objectives of the Company and the purchase of the Shares, including those risk factors set forth under the caption “RISK FACTORS” in the SEC Filings.

(k)

All information that I have provided herein is correct and complete as of the date hereof, and if there should be any material change in such information prior to the acceptance of this Subscription Agreement, I will immediately provide the Company with such information.

(l)

If the Subscriber is a corporation, partnership, trust, unincorporated association or other entity, it is authorized and otherwise duly qualified to purchase and hold the Shares subscribed hereunder, and such entity has not been formed for the specific purpose of acquiring the Shares.  If the Subscriber is a trustee and is acquiring the Shares for the trust of which he is a trustee, he has sought the advice of counsel regarding whether the purchase of the Shares is an authorized trust investment and has been advised by counsel that after reviewing all the applicable laws and the terms of the trust instrument, such counsel is of the opinion that the undersigned has the authority to purchase the Shares for the trust.

(m)

If the Subscriber is an individual, he or she is 21 years of age, or if the Subscriber is an association, all of its members are of such age.

(n)

Pending acceptance of this subscription by the Company, all funds paid hereunder shall be deposited by the Company and immediately available to the Company for its corporate purposes.  In the event the subscription is not accepted, the subscription funds will constitute a non-interest bearing demand loan of the Subscriber to the Company.

(o)

The Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this subscription Agreement to the Subscriber’s address indicated herein.

(p)

The Subscriber acknowledges and agrees that the subscription for the Shares and the Company’s acceptance of the subscription is not subject to any minimum subscription for the Offering.

2.

Restrictive Legend.  I hereby acknowledge and consent to the placement of the following restrictive, or similar content and substantive legend on the certificate(s) and other documents(s) representing shares of the Company’s common stock:

THE SECURITIES  REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”).  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGES OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE OF THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE

144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION AFTER PROVIDING A SATISFACTORY LEGAL OPINION TO THE COMPANY.  DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.  A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE “GOOD DELIVERY”  MAY BE OBTAINED FROM THE COMPANY UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION IN A FORM SATISFACTORY TO THE COMPANY AND ITS REGISTRAR AND TRANSFER AGENT, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT OR AS PRESCRIBED BY THE COMPANY FROM TIME TO TIME.

3.

Indemnification.

I agree to indemnify and hold harmless the Company, its officers and directors from and against all damages, losses, costs and expenses (including reasonable attorney’s fees) which they may incur by reason of my failure to fulfill any of the terms or conditions of this Subscription Agreement, or by reason of any untrue statement made herein or any breach of the representations and warranties made herein or in any document that I have provided to the Company.

4.

Miscellaneous.

(a)

I agree that I may not cancel, terminate or revoke this Subscription Agreement or any covenant hereunder and that this Subscription Agreement shall survive my death or disability and shall be binding upon my heirs, executors, administrators, successors and assigns.

(b)

This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Nevada.

(c)

Within five days after receipt of a written request from the Company, I agree to provide such information and to execute and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject.

IN WITNESS WHEREOF, this SUBSCRIPTION AGREEMENT made as of this 14 day of April, 2011 between Sentry Petroleum Ltd., a Nevada corporation (the “Company”) and the undersigned (the “Subscriber”). I, the undersigned Subscriber, hereby supply you with the following information and representations:

Table 1

	Number of shares subscribed for	Price per share	Amount of subscription	Condition precedence
Tranche 1	227,273	$2.20	$500,000
Tranche 2	400,000	$2.50	$1,000,000

Certified test results of the core samples by an independent laboratory, confirming the average In-Situ Methane Storage Capacity is:

(a)

For coal – not less than average [2.5] cubic meters per tonne dry ash free (D.A.F.) and;

(b)

For Carb Shale - not less than average [0.5] cubic meters per tonne TOC (total organic content) greater than 8 weight percent.

Tranche 3	535,714	$2.80	$1,500,000	Initial 3P reserve certification from an independent competent person in accordance with the definitions and guidelines set forth in the 2007 Petroleum Resources Management System.
TOTAL	1,162,987		$3,000,000

Authorized Signature of Subscriber: /s/ Authorized Signatory

Name of Subscriber, Corporation or other form of registration (use full legal name):

Camerts S.A.

Address of Subscriber: <>

City: <>    Country: <>  Postal Code: <>

Home Phone: <>  Bus. Phone:<>

Cell Phone: <>

 Bus. Fax: <>

Email address: <>

Sentry Petroleum Ltd.

Company Acceptance

(To be filled out by Sentry Petroleum Ltd.)

ACCEPTED BY:

SENTRY PETROLEUM LTD.

Signature of Authorized Signatory:

/s/ Arne Raabe

Name of Authorized Signatory:

Arne Raabe

Position of Authorized Signatory:

Corporate Secretary

Date of Acceptance:

April 14, 2011